UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  MARCH 21, 2005
                                                       -------------------------

                              THACKERAY CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

             1-8254                                   04-2446697
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     (Commission File Number)               (IRS Employer Identification No.)

            350 FIFTH AVENUE
            NEW YORK, NEW YORK                           10118
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  (Address of Principal Executive Offices)             (Zip Code)

                                 (212) 564-3393
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

           On March 21, 2005, Thackeray Corporation issued a press release relating to the resale of the Orlando property, which was initially sold by Thackeray to EST Orlando, Ltd. on December 10, 2004. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


Exhibit No.        Exhibit
-----------        -------

 99.1              Press Release, dated March 21, 2005









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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THACKERAY CORPORATION


                                      By:  /s/ Jules Ross
                                          --------------------------------------
                                          Name:   Jules Ross
                                          Title:  Vice-President, Treasurer and
                                                  Secretary









Date: March 23, 2005


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
                                  EXHIBIT INDEX

Exhibit No.        Exhibit
-----------        -------

 99.1              Press Release, dated March 21, 2005










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